Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

December 31, 2006

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (and December 31, 2006 when available) and our Current Report on Form 8-K dated February 20, 2007.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary - Occupancy at End of Each Period Shown (1)	5
Portfolio Occupancy at the End of Each Period (1)	6
Major Tenants (1)	7
Lease Expirations as of December 31, 2006	8
Leasing Activity (1)	9

Financial Data:

Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	17
Senior Unsecured Notes Financial Covenants	17
Future Scheduled Principal Payments	18

Investor Information	19

Geographic Diversification

As of December 31, 2006
State	# of Centers	GLA	% of GLA
South Carolina	3	1,171,771	14%
Georgia	3	825,862	10%
New York	1	729,315	9%
Alabama	2	636,668	8%
Texas	2	620,000	7%
Delaware	1	568,926	7%
Michigan	2	436,751	5%
Tennessee	1	419,038	5%
Utah	1	300,602	4%
Connecticut	1	291,051	4%
Missouri	1	277,883	3%
Iowa	1	277,230	3%
Oregon	1	270,280	3%
Illinois	1	256,514	3%
Pennsylvania	1	255,152	3%
Louisiana	1	243,499	3%
New Hampshire	1	227,998	3%
Florida	1	198,924	2%
North Carolina	2	186,458	2%
California	1	109,600	1%
Maine	2	84,313	1%
Total (1)	30	8,387,835	100%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and three centers totaling 293,462 square feet for which we only have management responsibilities.

Property Summary - Occupancy at End of Each Period Shown (1)

Location	Total GLA 12/31/06	% Occupied 12/31/06	% Occupied 9/30/06	% Occupied 6/30/06	% Occupied 3/31/06	% Occupied 12/31/05
Riverhead, NY	729,315	100%	98%	99%	98%	99%
Rehoboth, DE	568,926	99%	100%	99%	98%	99%
Foley, AL	557,093	98%	96%	96%	94%	97%
San Marcos, TX	442,510	99%	98%	99%	97%	100%
Myrtle Beach, SC	426,417	95%	94%	94%	91%	93%
Sevierville, TN	419,038	100%	100%	100%	100%	100%
Hilton Head, SC	393,094	88%	88%	84%	81%	88%
Charleston, SC	352,260	89%	81%	n/a	n/a	n/a
Commerce II, GA	346,244	99%	96%	99%	98%	97%
Howell, MI	324,631	100%	99%	100%	95%	99%
Park City, UT	300,602	100%	99%	100%	100%	100%
Locust Grove, GA	293,868	99%	93%	94%	95%	100%
Westbrook, CT	291,051	99%	96%	92%	90%	94%
Branson, MO	277,883	100%	99%	100%	99%	100%
Williamsburg, IA	277,230	99%	98%	97%	99%	100%
Lincoln City, OR	270,280	97%	96%	98%	99%	94%
Tuscola, IL	256,514	77%	70%	70%	70%	75%
Lancaster, PA	255,152	100%	100%	100%	99%	100%
Gonzales, LA	243,499	100%	100%	100%	100%	100%
Tilton, NH	227,998	100%	94%	99%	97%	100%
Fort Myers, FL	198,924	100%	100%	94%	91%	95%
Commerce I, GA	185,750	90%	87%	93%	87%	90%
Terrell, TX	177,490	99%	91%	99%	99%	100%
West Branch, MI	112,120	96%	100%	98%	98%	100%
Barstow, CA	109,600	100%	100%	95%	95%	95%
Blowing Rock, NC	104,280	100%	100%	100%	100%	100%
Nags Head, NC	82,178	100%	100%	100%	97%	100%
Boaz, AL	79,575	98%	98%	92%	92%	95%
Kittery I, ME	59,694	100%	100%	100%	100%	100%
Kittery II, ME	24,619	94%	94%	100%	100%	100%
Pigeon Forge, TN	n/a	n/a	n/a	n/a	n/a	99%
North Branch, MN	n/a	n/a	n/a	n/a	n/a	100%
Total	8,387,835	98% (2)	96% (2)	96%	95%	97%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and three centers totaling 293,462 square feet for which we only have management responsibilities.

(2)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and has not yet stabilized.

Portfolio Occupancy at the End of Each Period (1)

12/06 (2)        09/06 (2)        06/06        03/06        12/05      09/05       06/05        03/05        12/04
 98%        96%       96%          95%          97%       96%      97%     95%       97%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and three centers totaling 293,462 square feet for which we only have management responsibilities.

(2)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and has not yet stabilized.

Major Tenants (1)

Ten Largest Tenants As of December 31, 2006
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	60	595,187	7.1%
Phillips-Van Heusen	93	446,997	5.3%
Liz Claiborne	40	308,440	3.7%
Adidas	34	274,371	3.3%
VF Factory Outlet	30	269,609	3.2%
Dress Barn, Inc.	34	230,998	2.8%
Carter’s	43	213,191	2.5%
Nike	15	197,200	2.4%
Jones Retail Corporation	69	194,363	2.3%
Polo Ralph Lauren	23	188,628	2.2%
Total of All Listed Above	441	2,918,984	34.8%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and three centers totaling 293,462 square feet for which we only have management responsibilities.

Lease Expirations as of December 31, 2006

Percentage of Total Gross Leasable Area (1)

2007        2008        2009        2010        2011        2012        2013        2014        2015        2016        2017+
15.00%   16.00%    18.00%   16.00%    19.00%    7.00%      2.00%      1.00%     2.00%      2.00%      2.00%

Percentage of Total Annualized Base Rent (1)

2007          2008                 2009             2010                 2011                2012                2013                2014                2015               2016                  2017+
13.00%             16.00%             17.00%         20.00%          19.00%              6.00%             2.00%              1.00%             2.00%              2.00%               2.00%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and three centers totaling 293,462 square feet for which we only have management responsibilities.

Leasing Activity (1)
	03/31/06	06/30/06	09/30/06	12/31/06	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	60	44	24	5	133	103
Gross leasable area	220,484	150,083	78,044	16,889	465,500	419,250
New base rent per square foot	$17.98	$21.32	$17.21	$24.31	$19.16	$17.74
Prior base rent per square foot	$15.48	$16.47	$18.34	$19.78	$16.43	$16.56
Percent increase	16.1%	29.5%	(6.1%)	22.9%	16.6%	7.1%

New straight line base rent per square foot	$18.61	$22.15	$17.86	$26.05	$19.90	Not available
Prior straight line base rent per square foot	$15.35	$16.21	$17.89	$19.24	$16.19	Not available
Percent increase	21.2%	36.7%	(0.2%)	35.4%	22.9%	Not available

Renewed Space:
Number of leases	220	69	31	26	346	357
Gross leasable area	942,601	316,120	122,997	83,787	1,465,505	1,525,026
New base rent per square foot	$17.71	$16.22	$15.87	$17.36	$17.22	$16.37
Prior base rent per square foot	$16.37	$14.72	$14.93	$16.68	$15.91	$15.44
Percent increase	8.2%	10.2%	6.3%	4.1%	8.2%	6.0%

New straight line base rent per square foot	$17.91	$16.38	$16.34	$17.52	$17.43	Not available
Prior straight line base rent per square foot	$16.03	$14.37	$15.54	$16.32	$15.65	Not available
Percent increase	11.7%	14.0%	5.1%	7.4%	11.4%	Not available

Total Re-tenanted and Renewed Space:
Number of leases	280	113	55	31	479	460
Gross leasable area	1,163,085	466,203	201,041	100,676	1,931,005	1,944,276
New base rent per square foot	$17.76	$17.86	$16.39	$18.53	$17.68	$16.66
Prior base rent per square foot	$16.20	$15.28	$16.25	$17.20	$16.04	$15.68
Percent increase	9.6%	16.9%	0.9%	7.7%	10.3%	6.3%

New straight line base rent per square foot	$18.05	$18.24	$16.93	$18.95	$18.02	Not available
Prior straight line base rent per square foot	$15.90	$14.96	$16.46	$16.81	$15.78	Not available
Percent increase	13.5%	21.9%	2.9%	12.7%	14.2%	Not available

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and three centers totaling 293,462 square feet for which we only have management responsibilities.

Consolidated Balance Sheets (dollars in thousands)

	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05
Assets
Rental property
Land	$130,137	$130,250	$119,876	$119,969	$120,715
Buildings	1,068,070	1,059,725	1,017,245	1,005,300	1,004,545
Construction in progress	18,640	--	51,260	32,459	27,606
Total rental property	1,216,847	1,189,975	1,188,381	1,157,728	1,152,866
Accumulated depreciation	(275,372)	(266,054)	(266,958)	(257,256)	(253,765)
Total rental property - net	941,475	923,921	921,423	900,472	899,101
Cash & cash equivalents	8,453	20,197	1,785	2,153	2,930
Assets held for sale	--	--	--	--	2,637
Investments in unconsolidated joint ventures	14,451	14,581	15,130	14,960	13,020
Deferred charges - net	55,089	57,915	56,867	59,497	64,555
Other assets	21,409	26,819	27,008	38,148	18,362
Total assets	$1,040,877	$1,043,433	$1,022,213	$1,015,230	$1,000,605
Liabilities, minority interests & shareholders’ equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$498,668	$498,650	$349,132	$349,115	$349,099
Mortgages payable, including premium	179,911	181,420	198,177	199,662	201,233
Unsecured note	--	--	53,500	53,500	53,500
Unsecured lines of credit	--	--	49,800	47,100	59,775
Total debt	678,579	680,070	650,609	649,377	663,607
Construction trade payables	23,504	21,049	22,372	14,247	13,464
Accounts payable & accruals	25,094	27,254	22,095	21,434	23,954
Total liabilities	727,177	728,373	695,076	685,058	701,025
Minority interest in operating partnership	39,024	39,270	53,541	54,124	49,366
Shareholders’ equity
Preferred shares	75,000	75,000	75,000	75,000	55,000
Common shares	310	310	310	309	307
Paid in capital	346,361	345,411	332,103	330,545	338,688
Distributions in excess of net income	(150,223)	(147,030)	(142,497)	(136,853)	(140,738)
Deferred compensation	--	--	--	--	(5,501)
Accum. other compreh. income	3,228	2,099	8,680	7,047	2,458
Total shareholders’ equity	274,676	275,790	273,596	276,048	250,214
Total liabilities, minority interest & shareholders’ equity	$1,040,877	$1,043,433	$1,022,213	$1,015,230	$1,000,605

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	12/06	09/06	06/06	03/06	12/05	12/06	12/05
Revenues
Base rentals	$36,449	$35,403	$33,879	$32,965	$33,855	$138,696	$131,227
Percentage rentals	2,896	1,736	1,398	1,158	2,418	7,188	6,346
Expense reimbursements	17,165	14,890	13,747	12,720	15,255	58,522	55,415
Other income	2,039	2,407	1,504	1,355	2,098	7,305	5,773
Total revenues	58,549	54,436	50,528	48,198	53,626	211,711	198,761
Expenses
Property operating	19,285	17,139	15,995	14,765	17,347	67,184	62,744
General & administrative	4,402	4,147	4,077	4,081	3,509	16,707	13,841
Depreciation & amortization	14,082	13,578	13,593	15,950	12,246	57,203	48,165
Abandoned acquisition due diligence costs	944	574	--	--	--	1,518	--
Total expenses	38,713	35,438	33,665	34,796	33,102	142,612	124,750
Operating income	19,836	18,998	16,863	13,402	20,524	69,099	74,011
Interest expense (1)	9,919	10,932	9,890	10,034	18,600	40,775	42,927
Income before equity in earnings of unconsolidated joint ventures, minority interests, discontinued operations and loss on sale of real estate excluded from discontinued operations	9,917	8,066	6,973	3,368	1,924	28,324	31,084
Equity in earnings of unconsolidated joint ventures	297	539	285	147	165	1,268	879
Minority interests:
Consolidated joint venture	--	--	--	--	(3,832)	--	(24,043)
Operating partnership	(1,455)	(1,191)	(969)	(381)	379	(3,996)	(1,348)
Income (loss) from continuing operations	8,759	7,414	6,289	3,134	(1,364)	25,596	6,572
Discontinued operations (2)	--	--	--	11,713	1,489	11,713	2,360
Income before loss on sale of real estate	8,759	7,414	6,289	14,847	125	37,309	8,932
Loss on sale of real estate excluded from discontinued operations	--	--	--	--	--	--	(3,843)
Net income	8,759	7,414	6,289	14,847	125	37,309	5,089
Less applicable preferred share dividends	(1,406)	(1,406)	(1,406)	(1,215)	(538)	(5,433)	(538)
Net income (loss) available to common shareholders	$7,353	$6,008	$4,883	$13,632	$(413)	$31,876	$4,551
Basic earnings per common share:
Income (loss) from continuing operations	$.24	$.20	$.16	$.06	$(.06)	$.66	$.08
Net income (loss)	$.24	$.20	$.16	$.45	$(.01)	$1.04	$.16
Diluted earnings per common share:
Income (loss) from continuing operations	$.23	$.19	$.16	$.06	$(.06)	$.65	$.08
Net income (loss)	$.23	$.19	$.16	$.44	$(.01)	$1.03	$.16
Weighted average common shares:
Basic	30,651	30,619	30,593	30,531	30,452	30,599	28,380
Diluted	31,380	30,983	30,915	30,861	30,753	31,081	28,646

(1)
Three months ended September 30, 2006 and year ended December 31, 2006 includes prepayment premium and deferred loan cost write off of $917,000. Three months and year ended December 31, 2005 includes prepayment premium and deferred loan cost write off of $9.9 million.

(2)
In accordance with SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, the results of operations for properties sold for which we have no significant continuing involvement, including any gain or loss on such sales, and properties classified as assets held for sale, have been reported above as discontinued operations for both the current and prior periods presented.

FFO and FAD Analysis (dollars and shares in thousands)
	Three Months Ended					YTD
	12/06	09/06	06/06	03/06	12/05	12/06	12/05
Funds from operations:
Net income	$8,759	$7,414	$6,289	$14,847	$125	$37,309	$5,089
Adjusted for -
Minority interest in operating Partnership	1,455	1,191	969	381	(379)	3,996	1,348
Minority interest adjustment consolidated joint venture	--	--	--	--	234	--	(315)
Minority interest, depreciation and amortization in discontinued operations	--	--	--	2,444	480	2,444	1,210
Depreciation and amortization uniquely significant to real estate - wholly owned	14,015	13,512	13,526	15,885	12,181	56,938	47,916
Depreciation and amortization uniquely significant to real estate - joint ventures	623	444	379	379	379	1,825	1,493
(Gain) loss on sale of real estate	--	--	--	(13,833)	--	(13,833)	3,843
Preferred share dividend	(1,406)	(1,406)	(1,406)	(1,215)	(538)	(5,433)	(538)
Funds from operations	$23,446	$21,155	$19,757	$18,888	$12,482	$83,246	$60,046

Funds from operations per share	$.63	$.57	$.53	$.51	$.34	$2.24	$1.73
Funds available for distribution:
Funds from operations	$23,446	$21,155	$19,757	$18,888	$12,482	$83,246	$60,046
Adjusted For -
Corporate depreciation excluded above	67	67	66	65	66	265	249
Amortization of finance costs	413	386	298	298	276	1,395	1,295
Early extinguishment of debt	--	917	--	--	9,866	917	9,866
Amortization of share compensation	651	880	661	481	429	2,673	1,565
Straight line rent adjustment	(521)	(633)	(601)	(464)	(393)	(2,219)	(1,750)
Market rent adjustment	(332)	(326)	(348)	(458)	(158)	(1,464)	(741)
Market rate interest adjustment	(592)	(589)	(581)	(568)	(609)	(2,330)	(2,533)
2nd generation tenant allowances	(3,351)	(2,527)	(2,017)	(1,650)	(2,130)	(9,545)	(10,228)
Capital improvements	(3,041)	(2,911)	(2,913)	(2,424)	(1,572)	(11,289)	(6,596)
Consolidated joint venture minority interest share of adjustments	--	--	--	--	(234)	--	315
Funds available for distribution	$16,740	$16,419	$14,322	$14,168	$18,023	$61,649	$51,488
Funds available for distribution per share	$.45	$.44	$.39	$.38	$.49	$1.66	$1.48
Dividends paid per share	$.34	$.34	$.34	$.3225	$.3225	$1.3425	$1.28

FFO payout ratio	54%	60%	64%	63%	95%	60%	74%
FAD payout ratio	76%	77%	87%	85%	66%	81%	86%
Diluted weighted average common shs.	37,447	37,050	36,982	36,928	36,820	37,148	34,713

Unconsolidated Joint Venture Information - All
Summary Balance Sheets (dollars in thousands)
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	Tanger’s Share as of 12/31/06 (1)
Assets
Investment properties at cost - net	$74,253	$74,913	$37,474	$64,463	$64,915	$37,127
Construction in progress	38,449	29,776	65,298	26,562	15,734	12,816
Cash and cash equivalents	6,539	14,173	2,926	5,284	6,355	2,617
Deferred charges - net	2,824	2,122	1,805	1,729	1,548	1,284
Other assets	15,239	21,141	13,220	10,647	6,690	6,638
Total assets	$137,304	$142,125	$120,723	$108,685	$95,242	$60,482

Liabilities & Owners’ Equity
Mortgage payable	$100,138	$99,561	$77,380	$69,323	$61,081	$44,162
Construction trade payables	2,734	6,162	9,665	6,646	6,588	1,367
Accounts payable & other liabilities	2,767	2,904	858	1,035	1,177	1,351
Total liabilities	105,639	108,627	87,903	77,004	68,846	46,880
Owners’ equity	31,665	33,498	32,820	31,681	26,396	13,602
Total liabilities & owners’ equity	$137,304	$142,125	$120,723	$108,685	$95,242	$60,482

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/06	09/06	06/06	03/06	12/05	12/06	12/05
Revenues	$4,434	$4,441	$3,171	$2,657	$2,730	$14,703	$10,909
Expenses
Property operating	1,457	1,726	1,202	1,030	1,050	5,415	3,979
General & administrative	82	58	66	7	5	213	24
Depreciation & amortization	1,283	924	788	786	789	3,781	3,102
Total expenses	2,822	2,708	2,056	1,823	1,844	9,409	7,105
Operating income	1,612	1,733	1,115	834	886	5,294	3,804
Interest expense	1,060	700	578	569	586	2,907	2,161
Net income	$552	$1,033	$537	$265	$300	$2,387	$1,643
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$1,457	$1,334	$952	$810	$837	$4,553	$3,453
Net income	$297	$539	$285	$147	$165	$1,268	$879
Depreciation (real estate related)	$623	$444	$379	$379	$379	$1,825	$1,493

Unconsolidated Joint Venture Information - TWMB Associates, LLC (Myrtle Beach, SC)
Summary Balance Sheets (dollars in thousands)
	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05	Tanger’s Share as of 12/31/06
Assets
Investment properties at cost - net	$36,476	$36,842	$37,474	$38,137	$38,817	$18,238
Cash and cash equivalents	1,941	2,067	1,761	2,093	1,993	971
Deferred charges - net	1,043	1,095	1,119	1,159	1,257	522
Other assets	1,888	1,928	3,020	2,473	1,760	944
Total assets	$41,348	$41,932	$43,374	$43,862	$43,827	$20,675

Liabilities & Owners’ Equity
Mortgage payable	$35,800	$35,800	$35,800	$35,800	$35,800	$17,900
Construction trade payables	321	155	174	174	184	161
Accounts payable & other liabilities	119	256	541	491	176	60
Total liabilities	36,240	36,211	36,515	36,465	36,160	18,121
Owners’ equity	5,108	5,721	6,859	7,397	7,667	2,554
Total liabilities & owners’ equity	$41,348	$41,932	$43,374	$43,862	$43,827	$20,675

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/06	09/06	06/06	03/06	12/05	12/06	12/05
Revenues	$2,842	$3,016	$2,976	$2,657	$2,730	$11,491	$10,909
Expenses
Property operating	1,050	1,068	1,035	1,030	1,050	4,183	3,979
General & administrative	5	2	20	7	5	34	24
Depreciation & amortization	807	797	788	786	789	3,178	3,102
Total expenses	1,862	1,867	1,843	1,823	1,844	7,395	7,105
Operating income	980	1,149	1,133	834	886	4,096	3,804
Interest expense	564	573	578	569	586	2,284	2,161
Net income	$416	$576	$555	$265	$300	$1,812	$1,643
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$893	$973	$961	$810	$837	$3,637	$3,453
Net income	$216	$303	$292	$147	$165	$958	$879
Depreciation (real estate related)	$395	$384	$379	$379	$379	$1,537	$1,493

Unconsolidated Joint Venture Information - Tanger Wisconsin Dells, LLC
Summary Balance Sheets (dollars in thousands)
	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05	Tanger’s Share as of 12/31/06
Assets
Investment properties at cost - net	$37,777	$38,071	$--	$--	$--	$18,889
Construction in progress	--	--	37,582	26,562	15,734	--
Cash and cash equivalents	681	668	220	18	2,305	341
Deferred charges - net	1,011	1,026	685	569	290	506
Other assets	7,463	7,834	148	18	12	3,732
Total assets	$46,932	$47,599	$38,635	$27,167	$18,341	$23,468

Liabilities & Owners’ Equity
Mortgage payable	$28,894	$26,154	$16,508	$8,194	$--	$14,447
Construction trade payables	2,413	6,007	9,491	6,472	6,404	1,207
Accounts payable & other liabilities	2,454	2,454	147	1	458	1,228
Total liabilities	33,761	34,615	26,146	14,667	6,862	16,882
Owners’ equity	13,171	12,984	12,489	12,500	11,479	6,586
Total liabilities & owners’ equity	$46,932	$47,599	$38,635	$27,167	$18,341	$23,468

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/06	09/06	06/06	03/06	12/05	12/06	12/05
Revenues	$1,573	$1,409	$162	$--	$--	$3,144	$--
Expenses
Property operating	407	658	167	--	--	1,232	--
General & administrative	7	6	6	--	--	19	--
Depreciation & amortization	476	127	--	--	--	603	--
Total expenses	890	791	173	--	--	1,854	--
Operating income	683	618	(11)	--	--	1,290	--
Interest expense	496	127	--	--	--	623	--
Net income (loss)	$187	$491	$(11)	$--	$--	$667	$--
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$580	$372	$(5)	$--	$--	$947	$--
Net income (loss)	$105	$248	$(5)	$--	$--	$348	$--
Depreciation (real estate related)	$228	$60	$--	$--	$--	$288	$--

Unconsolidated Joint Venture Information - Deer Park Enterprise, LLC
Summary Balance Sheets (dollars in thousands)
	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05	Tanger’s Share as of 12/31/06
Assets
Investment in properties at cost - net	$--	$--	$--	$26,326	$26,098	$--
Construction in progress	38,449	29,776	27,716	--	--	12,816
Cash and cash equivalents	3,917	11,438	945	3,173	2,057	1,306
Deferred charges - net	770	1	1	1	1	257
Other assets	5,888	11,379	10,052	8,156	4,918	1,963
Total assets	$49,024	$52,594	$38,714	$37,656	$33,074	$16,342

Liabilities & Owners’ Equity
Mortgage payable	$35,444	$37,607	$25,072	$25,329	$25,281	$11,815
Accounts payable & other liabilities	194	194	170	543	543	65
Total liabilities	35,638	37,801	25,242	25,872	25,824	11,880
Owners’ equity	13,386	14,793	13,472	11,784	7,250	4,462
Total liabilities & owners’ equity	$49,024	$52,594	$38,714	$37,656	$33,074	$16,342

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/06	09/06	06/06	03/06	12/05	12/06	12/05
Revenues	$19	$16	$33	$--	$--	$68	$--
Expenses
Property operating	--	--	--	--	--	--	--
General & administrative	70	50	40	--	--	160	--
Depreciation & amortization	--	--	--	--	--	--	--
Total expenses	70	50	40	--	--	160	--
Operating income	(51)	(34)	(7)	--	--	(92)	--
Interest expense	--	--	--	--	--	--	--
Net loss	$(51)	$(34)	$(7)	$--	$--	$(92)	$--
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$(17)	$(12)	$(2)	$--	$--	$(31)	$--
Net loss	$(17)	$(12)	$(2)	$--	$--	$(31)	$--
Depreciation (real estate related)	$--	$--	$--	$--	$--	$--	$--

Debt Outstanding Summary (dollars in thousands)

As of December 31, 2006
	Principal Balance	Interest Rate	Maturity Date
Mortgage debt
COROC Holdings, LLC, including centers located in Rehoboth Beach, DE; Foley, AL; Myrtle Beach (Hwy 501), SC; Hilton Head, SC; Park City, UT; Westbrook, CT; Lincoln City, OR; Tuscola, IL; Tilton, NH	$176,470	6.590%	07/10/08
Net debt premium, COROC Holdings, LLC (1)	3,441
Total mortgage debt	179,911

Unsecured debt
Unsecured credit facilities	---	Libor + 0.85%	06/30/09
2008 Senior unsecured notes	100,000	9.125%	02/15/08
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes	149,500	3.75%	8/15/26
Net discount, senior unsecured notes	(832)
Total unsecured debt	498,668
Total debt	$678,579
Senior Unsecured Notes Financial Covenants (2)

As of December 31, 2006
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	60%	51%	Yes
Total Secured Debt to Adjusted Total Assets	40%	13%	Yes
Total Unencumbered Assets to Unsecured Debt	135%	143%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	2.00	3.19	Yes

(1)	Represents a net premium on mortgage debt related to the Charter Oak acquisition.
(2)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Future Scheduled Principal Payments (dollars in thousands)

As of December 31, 2006
Year	Scheduled Amortization Payments	Balloon Payments	Total Scheduled Payments
2007	$3,791	$--	$3,791
2008	2,328	270,351	272,679
2009	--	--	--
2010	--	--	--
2011	--	--	--
2012	--	--	--
2013	--	--	--
2014	--	--	--
2015	--	250,000	250,000
2016 & thereafter	--	149,500(1)	149,500
	$6,119	$669,851	$675,970
Net Premium on Debt			2,609
			$678,579

(1) Of this amount, $149.5 million represents our exchangeable, senior unsecured notes issued in August 2006. On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess. Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events. In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone: (336) 292-3010 ext 6825
Fax: (336) 297-0931
e-mail: tangermail@tangeroutlet.com
Mail: Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408